Exhibit 99.5

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-201417) and Forms S-8 (No. 333-164292 and No. 333-174356) of CIT Group Inc. of our report dated May 31, 2015 relating to the financial statements of IMB HoldCo LLC and Subsidiaries, which appears in this Current Report on Form 8-K/A of CIT Group Inc.

/s/ PricewaterhouseCoopers LLP

Los Angeles, CA

October 16, 2015